                  As filed with the Securities and Exchange Commission on October 30, 2001.
                                                 Registration No. 333-__________
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -----------------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            -----------------------

                         TEXAS BIOTECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

              DELAWARE                                          13-3532643
    (State or Other Jurisdiction                             (I.R.S. Employer
  of Incorporation or Organization)                         Identification No.)

                         7000 FANNIN STREET, 20TH FLOOR
                              HOUSTON, TEXAS 77030
   (Address, including Zip Code, of Registrant's Principal Executive Offices)

                            -----------------------

                         TEXAS BIOTECHNOLOGY CORPORATION
                            1999 STOCK INCENTIVE PLAN
                              (Full Title of Plan)

                            -----------------------

      Name, Address, Telephone and                  Copy of Communications to:
      Number of Agent for Service:

          DAVID B. McWILLIAMS                             ROBERT G. REEDY
    TEXAS BIOTECHNOLOGY CORPORATION                   PORTER & HEDGES, L.L.P.
     7000 FANNIN STREET, 20TH FLOOR                  700 LOUISIANA, 35TH FLOOR
          HOUSTON, TEXAS 77030                      HOUSTON, TEXAS  77002-2370
             (713) 796-8822                               (713) 226-0600

                            -----------------------


                         CALCULATION OF REGISTRATION FEE

                                                                PROPOSED MAXIMUM         PROPOSED
                                               AMOUNT TO            OFFERING         MAXIMUM AGGREGATE        AMOUNT OF
 TITLE OF SECURITIES TO BE REGISTERED        BE REGISTERED(1)   PRICE PER SHARE(2)   OFFERING PRICE(2)   REGISTRATION FEE(2)
 ------------------------------------        -----------------  -------------------  ------------------  -------------------
Common Stock,  par value $.005 per share      2,000,000 shs.         $5.365            $10,730,000         $2,682.50

(1) Pursuant to Rule 416(a), also registered hereunder is an indeterminate number of shares of Common Stock issuable as a result of the anti-dilution provisions of the Plan.

(2) Pursuant to Rule 457(c), the registration fee is calculated on the basis of the average of the high and low prices for the Common Stock on the Nasdaq National Market on October 23, 2001, which was $5.365. Pursuant to General Instruction E to the Form S-8, the registration fee is calculated with respect to the additional securities registered under the Plan.


================================================================================

         This registration statement registers an additional 2,000,000 shares of Common Stock related to the Texas Biotechnology Corporation 1999 Stock Incentive Plan, as amended, which are the same class as other securities for which a registration statement on Form S-8, No. 333-79477 (the "Previous Registration Statement") has been previously filed. The Previous Registration Statement registered 1,000,000 shares of Common Stock related to the Plan. Pursuant to General Instruction E of Form S-8, the contents of the Previous Registration Statement are hereby incorporated by reference.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.  EXHIBITS

Exhibit
No.       Description
-------   -----------
4.1       Amendment to the 1999 Stock Incentive Plan (filed herewith).
5.1 Opinion of Porter & Hedges, L.L.P., with respect to the legality of the securities (filed herewith).
23.1      Consent of KPMG LLP (filed herewith).
23.2      Consent of Porter & Hedges, L.L.P. (included in Exhibit 5.1 Opinion)
24.1      Power of Attorney (included on signature page)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on October 30, 2001.

                                        TEXAS BIOTECHNOLOGY CORPORATION


                                        By:   /s/ David B. McWilliams
                                           ------------------------------------
                                                  David B. McWilliams
                                                  President and Chief Executive
                                                    Officer


                                POWER OF ATTORNEY

         Each of the undersigned hereby appoints David B. McWilliams and Stephen
L. Mueller and each of them (with full power to act alone), as attorney and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 any and all amendments and exhibits to this registration statement and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite or desirable.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the 30th day of October, 2001.

                           SIGNATURE                                                TITLE
                           ---------                                                -----
                    /s/ John M. Pietruski                               Chairman of the Board of Directors
  ---------------------------------------------------------
                       John M. Pietruski


                    /s/ David B. McWilliams                      Director, President and Chief Executive Officer
  ---------------------------------------------------------               (Principal Executive Officer)
                      David B. McWilliams


                    /s/ Richard A.F. Dixon, Ph.D.              Director, Senior Vice President, Research and Chief
  ---------------------------------------------------------                     Scientific Officer
                      Richard A.F. Dixon, Ph.D.


                    /s/ Stephen L. Mueller                         Vice President, Finance and Administration,
  ---------------------------------------------------------                  Treasurer and Secretary
                      Stephen L. Mueller                           (Principal Financial and Accounting Officer)


                    /s/ Ron J. Anderson, M.D.                                        Director
  ---------------------------------------------------------
                     Ron J. Anderson, M.D.

                           SIGNATURE                                                TITLE
                           ---------                                                -----
                    /s/ Frank C. Carlucci                                            Director
  ---------------------------------------------------------
                       Frank C. Carlucci


                    /s/ Robert J. Cruikshank                                         Director
  ---------------------------------------------------------
                     Robert J. Cruikshank


                    /s/ Suzanne Oparil, M.D.                                         Director
  ---------------------------------------------------------
                     Suzanne Oparil, M.D.


                    /s/ James A. Thomson, Ph.D.                                      Director
  ---------------------------------------------------------
                    James A. Thomson, Ph.D.


                    /s/ James T. Willerson, M.D.                                     Director
  ---------------------------------------------------------
                   James T. Willerson, M.D.

                                INDEX TO EXHIBITS

Exhibit
No.       Description
-------   -----------
4.1       Amendment to the 1999 Stock Incentive Plan (filed herewith).
5.1       Opinion of Porter & Hedges, L.L.P., with respect to the legality of the securities (filed herewith).
23.1      Consent of KPMG LLP (filed herewith).
23.2      Consent of Porter & Hedges, L.L.P. (included in Exhibit 5.1 Opinion)
24.1      Power of Attorney (included on signature page)